UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 27, 2022

BRIGHT GREEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 East Las Olas Blvd.

Suite 1400

Ft. Lauderdale, FL 33301

(Address of principal executive offices and zip code)

(201) 370-1140

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 27, 2022, Edward A. Robinson notified Bright Green Corporation (the “Company”) of his resignation from his position as the Company’s Chief Executive Officer (“CEO”). Additionally, on July 1, 2022, Mr. Robinson notified the Company of his resignation as a member of the Board of Directors (the “Board”). Mr. Robinson will continue to serve the Company as a capital markets advisor. Mr. Robinson served as CEO and a member of the Board since October 2019.

With the departure of Mr. Robinson as CEO, the Board, following recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Terry Rafih, the Company’s Chairman of the Board, as the interim CEO, effective July 1, 2022. Mr. Rafih will assume the role of interim CEO while continuing his role as the Chairman of the Board.

There are no family relationships between Mr. Rafih and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K (“Regulation S-K”) prescribed under US Securities Act of 1933, as amended (the “Securities Act”), and there are no arrangements or understandings between Mr. Rafih and any other persons pursuant to which Mr. Rafih was appointed to serve as interim CEO of the Company. Except as previously disclosed under the caption “Certain Relationships and Related Person Transactions” in the Company’s Registration Statement on Form S-1 (Registration No. 333-263918), originally filed with the Securities and Exchange Commission on March 29, 2022 and declared effective on May 13, 2022, which is incorporated herein by reference, there are no transactions between Mr. Rafih and the Company that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

A press release dated July 1, 2022, announcing the foregoing changes, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in Item 7.01 of this current report, including Exhibit 99.1 attached hereto, is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 1, 2022
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2022	Bright Green Corporation

	By:	/s/ Terry Rafih
Terry Rafih
Chairman